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                                                                    EXHIBIT 23.2


                         CONSENT OF PETROLEUM ENGINEERS

         As independent petroleum engineers, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14145) of Toreador Royalty Corporation of our estimates of reserves, included in this Annual Report on Form 10-K, and to all references to our firm included in this Annual Report.



/s/ HARLAN CONSULTING, INC.
HARLAN CONSULTING INC.



Dallas, Texas
March 24, 1997